                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-3 of our reports dated February 12, 1998 incorporated by reference in United HealthCare Corporation's Form 10-K for the year ended December 31, 1997 and to all references to our Firm included in this registration statement.

                                                           ARTHUR ANDERSEN LLP

Minneapolis, Minnesota,
January 11, 1999